UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 28, 2005
(Date of earliest event reported)

U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA	0-25523	33-0843633
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File No.)	Identification No)
Incorporation)

4955 S. Durango Suite 216, Las Vegas, Nevada 89113
(Address of Principal Executive Offices)

(702) 433-8223
(Registrant telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below)

( ): Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ): Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ): Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ): Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ): Pre-commencement communications pursuant to Rule 13e-4(c) Under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 28, 2005, U.S. Canadian Minerals, Inc. (the “Company”) finalized plans to double production on the Company’s Durango plant located in Portobello, Ecuador. Currently the plant processes twenty (20) tons of ore daily. Within thirty (30) days, production is expected to increase by fifty percent (50%) to thirty (30) tons or ore daily. Within ninety (90) days, production is expected to increase by one hundred percent (100%) to forty (40) tons per day.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CANADIAN MINERALS, INC.

By:	/s/ Rendal Williams

Name: Rendal Williams Title: CEO, Chairman Date: December 28, 2005